UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 17, 2007
Date of report (Date of earliest event reported)
ALTRA HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33209	61-1478870

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Hayward Street, Quincy, Massachusetts	02171

(Address of principal executive offices)	(Zip Code)
(617) 328-3300
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Forward-Looking Statements
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-1.1 Agreement and Plan of Merger
Ex-10.1 Support Agreement, dated February 17, 2007
Ex-99.1 Press Release dated February 19, 2007

Item 1.01 Entry into a Material Definitive Agreement.
     On February 17, 2007, Altra Holdings, Inc., a Delaware corporation (“Altra”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Altra, Forest Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Altra (“Purchaser”), and TB Wood’s Corporation, a Delaware corporation (“TB Wood’s”).
     Under the Merger Agreement, Purchaser will commence, within ten business days, a cash tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.01 per share, of TB Wood’s at a price of $24.80 per share (the “Merger Consideration”). The Offer, which is expected to close in April 2007, is subject to at least 66 2/3% of the shares of TB Wood’s Corporation (adjusted to take into account the potential exercise of certain securities exercisable for shares of TB Wood’s) being tendered and not withdrawn, as well as other customary tender offer conditions, including, among others, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. Mr. Thomas C. Foley, the largest stockholder of TB Wood’s, has entered into a support agreement (the “Support Agreement”), dated February 17, 2007, in which he has agreed to tender 1.6 million shares in the Offer, representing approximately 42.4% of the shares of TB Wood’s currently issued and outstanding. The obligations under the Support Agreement terminate upon a termination of the Merger Agreement and the payment by TB Wood’s, in certain circumstances, of a termination fee.
     As soon as practicable after the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into TB Wood’s (the “Merger” and, together with the Offer, the “Transactions”), and TB Wood’s will become a wholly owned subsidiary of Altra. In the Merger, the shares of TB Wood’s that remain outstanding following the Offer, other than shares held by Altra or Purchaser or by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive the Merger Consideration. The Merger is subject to customary closing conditions, including, depending on the number of shares held by Purchaser after completion of the Offer, approval of the Merger by the remaining shareholders of TB Wood’s.
     TB Wood’s has agreed to operate its business in the ordinary course until completion of the Merger. TB Wood’s also has agreed not to solicit or support any alternative acquisition proposals, subject to customary exceptions for TB Wood’s to respond to an unsolicited “superior proposal”, as defined in the Merger Agreement, in the exercise of the fiduciary duties of its Board of Directors. In the event of termination of the Merger Agreement, TB Wood’s may be obligated to pay a termination fee of $4.5 million under certain circumstances.
     The foregoing description of the Merger Agreement and the Support Agreement is qualified in its entirety by reference to the full text of the Merger Agreement and Support Agreement, which are attached to this Current Report on Form 8-K as Exhibit 1.1 and Exhibit 10.1 respectively and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Altra or TB Woods. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by Altra and TB Woods to each other in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Altra and TB Woods rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Altra or TB Woods.
     Additional Information
     The tender offer described in this Current Report on Form 8-K for the outstanding shares of TB Wood’s Corporation has not yet commenced, and this announcement is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer will be made only through an Offer to Purchase and the related Letter of Transmittal. We urge investors and security holders to read the following documents, when they become available, regarding the tender offer and merger because they will contain important information: Altra Holdings’ Tender Offer Statement on Schedule TO including the Offer to Purchase, Letter of Transmittal and Notice of Guaranteed Delivery; and TB Wood’s Solicitation Recommendation Statement on Schedule 14D-9. These documents and amendments to these documents will be filed with the

United States Securities and Exchange Commission when the tender offer commences. When these and other documents are filed with the SEC, they may be obtained free at the SEC’s web site at http://www.sec.gov. Free copies of each of these documents (when available) also can be obtained from the information agent for the offer, which will be announced.
Forward-Looking Statements
Certain information included or incorporated by reference in this report may be deemed to be “forward looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, including statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of Altra, TB Wood’s and their respective consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the Transactions; management plans relating to the Transactions; the expected timing of the completion of the Transactions; the ability to complete the Transactions considering the various closing conditions; any projections of earnings, revenues, synergies, accretion, margins or other financial items relating to Altra or TB Wood’s; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; risks related to the timing or ultimate completion of the Transactions; that, prior to the completion of the Transactions, the business of Altra or TB Wood’s; that Altra is unable to successfully implement integration strategies; and other risks that are described from time to time in the companies’ SEC reports and other filings, including but not limited to those described in the Quarterly Report on Form 10-Q for the fiscal quarter ended September 29, 2006 for Altra Industrial Motion, a subsidiary of Altra Holdings, and the Quarterly Report on Form 10-Q for the quarter ended September 29, 2006 for TB Wood’s. Altra and TB Wood’s assume no obligation and do not intend to update these or any other forward-looking statements.
Item 7.01 Regulation FD Disclosure.
     On February 19, 2007, Altra and TB Woods issued a joint press release announcing that they had entered into the Merger Agreement. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

1.1	Agreement and Plan of Merger, dated February 17, 2007, among Altra Holdings, Inc., Forest Acquisition Corporation and TB Wood’s Corporation.

10.1	Support Agreement, dated February 17, 2007, among Altra Holdings, Inc., Forest Acquisition Corporation and Thomas C. Foley.

99.1	Press Release, dated February 19, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Holdings, Inc.
By:	/s/ David Wall
	Name:	David Wall
	Title:	Chief Financial Officer

Date: February 20, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1	Agreement and Plan of Merger, dated February 17, 2007, among Altra Holdings, Inc., Forest Acquisition Corporation and TB Wood’s Corporation.

10.1	Support Agreement, dated February 17, 2007, among Altra Holdings, Inc., Forest Acquisition Corporation and Thomas C. Foley.

99.1	Press Release, dated February 19, 2007.